SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

January 2, 2004
(Date of earliest event reported)	Commission file number: 000-29313

MOBILE REACH INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	20-0121007
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

8000 Regency Parkway, Suite 660
Cary, North Carolina 27511
(Address of principal executive offices)
(Zip code)

(919) 469-6997
(Registrant’s telephone number, including area code)

On January 22, 2004, Mobile Reach International, Inc. filed a Current Report on Form 8-K to report its acquisition of Waves Consulting Group, Inc. on January 2, 2004. This amended Current Report on Form 8-K amends Item 7 of the previously filed report to provide the financial statements and pro forma financial information required under Items 7(a) and 7(b) of Form 8-K.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial statements of business acquired.

     Consolidated financial statements of Waves Consulting Group, Inc for the year ended December 31, 2003 and February 19, 2002 (date of inception) to December 31, 2002.

(b) Pro Forma financial information.

     Combined condensed balance sheet of Mobile Reach and Waves Consulting Group, Inc. on a pro forma basis as of January 31, 2004 and the unaudited combined condensed statements of operations on a pro forma basis for the six months ended January 31, 2004 and the fiscal year ended July 31, 2003.

(c) Exhibits.

     99.1      Financial Statements Waves Consulting Group, Inc.

     99.2      Pro Forma Financial Statements of Mobile Reach International, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Mobile Reach International, Inc.

By:	/s/ MICHAEL J. HEWITT

Michael J. Hewitt
President and Chief Executive Officer

S-1